UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

SCHEDULE 14C

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE SECURITIES
 EXCHANGE ACT OF 1934 (Amendment No.  )

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BRIDGE BUILDER TRUST

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(Name of Registrant as Specified In Its Charter)

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BRIDGE BUILDER CORE PLUS BOND FUND

IMPORTANT NOTICE REGARDING INTERNET
AVAILABLITY OF INFORMATION STATEMENT

The Information Statement is available at www.bridgebuildermutualfunds.com

July 28, 2017

As a shareholder of the Bridge Builder Core Plus Bond Fund (the “Fund”), a series of Bridge Builder Trust (the “Trust”), you are receiving this notice regarding the internet availability of an information statement (the “Information Statement”) relating to the hiring of Pacific Investment Management Company LLC (“PIMCO”) as an investment sub-adviser to the Fund. PIMCO will manage the portion of the Fund’s assets that were previously allocated to Janus Capital Management, LLC (“Janus”).  This notice presents only an overview of the more complete Information Statement. We encourage you to review all of the important information contained in the Information Statement. The Information Statement is for informational purposes only and, as a shareholder of the Fund, you need not take any action.

SUMMARY OF INFORMATION STATEMENT

As discussed in greater detail in the Information Statement, at its in-person meeting held on February 28 – March 1, 2017, the Board of Trustees of the Trust (the “Board”) approved an investment sub-advisory agreement between Olive Street Investment Advisers, LLC (“Olive Street”), the investment adviser to the Fund, and PIMCO, pursuant to which PIMCO serves as an investment sub-adviser to the Fund.  The appointment of PIMCO became effective on May 1, 2017, when PIMCO began managing the portion of the assets of the Fund previously managed by Janus.

The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order that permits Olive Street to enter into and materially amend sub-advisory agreements between Olive Street and unaffiliated investment sub-advisers to the Fund with the approval of the Board.  Although approval by the Fund’s shareholders is not required, a condition of this order requires Olive Street to furnish Fund shareholders with information about the sub-advisers and the sub-advisory agreements.

Accordingly, the purpose of the Information Statement is to furnish Fund shareholders with detailed information about PIMCO and the new sub-advisory agreement.

The Information Statement will be available on the website until at least October 31, 2017. To view and print the Information Statement, click on the link of the Information Statement in order to open the document. A paper or email copy of the Information Statement is available, free of charge, by contacting the Fund by telephone at 1-855-823-3611, by e-mail at bridgebuildertrust@edwardjones.com, or by mail at: Bridge Builder Trust c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 until October 31, 2017. If you do not request a paper or email copy of the Information Statement by this date, you will not otherwise receive a paper or email copy. The Fund’s most recent annual and semi-annual reports are available upon request, without charge, by contacting your financial advisor, or making a request in writing to the Fund at Bridge Builder Trust c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701, via e-mail at bridgebuilder@edwardjones.com, or by calling 1-855-823-3611.

BRIDGE BUILDER CORE PLUS BOND FUND

INFORMATION STATEMENT

July 28, 2017

This information statement (the “Information Statement”) is being made available to the shareholders of the Bridge Builder Core Plus Bond Fund (the “Fund”), a series of Bridge Builder Trust (the “Trust”). This Information Statement relates to the approval by the Board of Trustees of the Trust (the “Board”) of an investment sub-advisory agreement between Olive Street Investment Advisers, LLC (“Olive Street” or the “Adviser”), the investment adviser to the Fund, and Pacific Investment Management Company LLC (“PIMCO” or the “Sub-adviser”), pursuant to which PIMCO serves as an investment sub-adviser to the Fund (the “New Sub-advisory Agreement”).

The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order that permits Olive Street to enter into and materially amend sub-advisory agreements between Olive Street and unaffiliated investment sub-advisers to the Fund with the approval of the Board.  Although approval by the Fund’s shareholders is not required, pursuant to a condition of this order, Olive Street is required to furnish Fund shareholders with information about PIMCO and the New Sub-advisory Agreement.

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

INTRODUCTION

Olive Street is the Fund’s investment adviser. Pursuant to the terms of an exemptive order granted to Olive Street and the Trust by the SEC on August 6, 2013 (the “Exemptive Order”), Olive Street employs a so-called “manager-of-managers” arrangement in managing the Fund. Section 15(a) of the Investment Company Act of 1940 (the “1940 Act”) generally requires that a fund’s shareholders approve all agreements pursuant to which persons serve as investment adviser or sub-adviser to the fund. The Exemptive Order exempts Olive Street and the Trust from the shareholder voting requirements of Section 15(a) of the 1940 Act and allows Olive Street, subject to Board approval and certain other conditions, to enter into and materially amend sub-advisory agreements on behalf of the Fund without a shareholder vote.

As described in more detail below, at its in-person Board meeting held on February 28 – March 1, 2017 (the “Meeting”), the Board approved the appointment of PIMCO as an investment sub-adviser to the Fund and the New Sub-advisory Agreement. The appointment of PIMCO became effective on May 1, 2017, when PIMCO began managing a portion of the assets of the Fund (the “Allocated Portion”). The Fund will continue to have five investment sub-advisers who each manage a portion of the assets of the Fund (the “sub-advisers”), as PIMCO has replaced Janus Capital Management LLC (“Janus”) as a sub-adviser to the Fund. The New Sub-advisory Agreement  replaced the investment sub-advisory agreement dated June 12, 2015, as amended May 18, 2016 between Olive Street and Janus (the “Janus Sub-advisory Agreement”), which terminated as of May 1, 2017. The New Sub-advisory Agreement does not differ materially from the Janus Sub-advisory Agreement.  The Fund’s allocation percentages among sub-advisers did not change as a result of the transition from Janus to PIMCO; however, Olive Street may reallocate the Fund’s assets among the sub-advisers in its discretion at any time.

Olive Street recommended that the Board appoint PIMCO as a sub-adviser because Olive Street believes that PIMCO is better suited to assist the Fund in achieving its investment objectives and PIMCO’s investment style will complement the investment strategies of the Fund’s other sub-advisers.  Additionally, Olive Street believes the appointment of PIMCO will allow the Fund overall to better complement and diversify investments in Edward Jones Advisory Solutions® (“Advisory Solutions”), an investment advisory program or asset-based fee program sponsored by Edward D. Jones & Co., L.P. (“Edward Jones”), an affiliate of the Adviser, through greater allocation to below-investment grade securities and non-U.S securities.

The appointment of PIMCO as a sub-adviser to the Fund is expected to increase the overall expenses of the Fund by approximately one basis point.  Olive Street has contractually agreed to waive its management fee to the extent management fees to be paid to Olive Street exceed the management fees the Fund is required to pay the sub-advisers. If Olive Street determines to hire new sub-advisers or reallocate the Fund’s assets in the future, the Fund’s expenses may increase.

THE BOARD’S CONSIDERATIONS IN APPROVING THE NEW SUB-ADVISORY AGREEMENT

Pursuant to Section 15 of the 1940 Act, a fund’s advisory and sub-advisory agreements must be approved: (i) by a vote of a majority of the shareholders of the fund; and (ii) by a vote of a majority of the members of the board who are not parties to the agreements or “interested persons” of any party, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

At the in-person Meeting, the Board, including a majority of the Independent Trustees, considered and approved the New Sub-advisory Agreement for an initial two-year term.

In advance of the in-person Meeting and a telephonic meeting held on February 22, 2017 (together with the in-person Meeting, the “Meetings), the Adviser and the Sub-adviser furnished information to the Board necessary for the Board to evaluate the terms of the New Sub-advisory Agreement. This information included materials describing, among other matters: (i) the nature, extent and quality of the services proposed to be provided by the Sub-adviser; (ii) the Sub-adviser’s investment management personnel; (iii) the Sub-adviser’s operations; (iv) the Sub-adviser’s investment philosophy and investment process; (v) the sub-advisory fees proposed to be payable to the Sub-adviser; (vi) the Sub-adviser’s policies and compliance procedures, including those related to personal securities transactions; and (vii) the investment performance of accounts managed by the Sub-adviser with strategies similar to the portion of the Fund proposed to be managed by the Sub-adviser.

At the in-person Meeting, representatives of the Adviser and the Sub-adviser made presentations and responded to questions regarding the Sub-adviser’s services, fees and other aspects of the New Sub-advisory Agreement.  The Independent Trustees received advice from Fund counsel and from their independent legal counsel, including advice regarding the legal standards applicable to the consideration of advisory arrangements, including sub-advisory arrangements.  The Independent Trustees met in executive session outside the presence of the interested Trustees, Fund management and representatives of the Adviser and the Sub-adviser to discuss the New Sub-advisory Agreement and the services to be provided by the Sub-adviser.

In considering the approval of the New Sub-advisory Agreement, the Board considered various factors, as discussed in further detail below:

1.
The nature, extent and quality of the services to be provided by the Sub-adviser under the New Sub-advisory Agreement.  The Board reviewed the portfolio management services proposed to be provided by the Sub-adviser, including how the Sub-adviser’s investment approach and process complement those of the other sub-advisers that manage the Fund, as well as the background and experience of the Sub-adviser’s portfolio management personnel.  The Adviser discussed with the Board the history of the Sub-adviser and its experience in the role of adviser to registered investment companies, as well as its experience with Advisory Solutions, which includes a PIMCO strategy as an investment option.  The Board considered the resources of the Sub-adviser and the terms of the proposed New Sub-advisory Agreement.  The Board also considered other services to be provided to the Fund by the Sub-adviser under the Adviser’s supervision, such as monitoring adherence to the Fund’s investment restrictions, monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations, monitoring valuation and liquidity and selecting broker-dealers to execute portfolio transactions.

Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the Sub-adviser is capable of providing services of the type and nature contemplated by the terms of the New Sub-advisory Agreement.

2.
Fees and Other Expenses. The Board reviewed a report on the sub-advisory fees proposed to be payable by the Adviser to the Sub-adviser.   The Board considered the potential impact of the Sub-adviser’s fee to the Fund’s overall expenses and noted that the Adviser has contractually agreed to waive its advisory fees to the extent advisory fees to be paid to the Adviser exceed the sub-advisory fees the Fund is required to pay the Fund’s sub-advisers.  Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the sub-advisory fees were reasonable in light of the nature and quality of the services expected to be rendered by the Sub-adviser.

3.
The Sub-adviser’s Investment Performance Record. Because the Sub-adviser is new to the Fund, the Board was not able to evaluate an investment performance record for the portion of the Fund to be managed by the Sub-adviser.  The Board did consider the Sub-adviser’s performance history with respect to similarly-managed investment accounts.

4.
Profitability and Economies of Scale. The Board did not consider profitability of the Sub-adviser to be a material factor, given that the Sub-adviser is not affiliated with the Adviser and, therefore, the fees were negotiated at arm’s length.

5.
Indirect Benefits. The Board noted that Fund shares are currently available exclusively to investors participating in Advisory Solutions.  Accordingly, the Board considered that Edward Jones receives asset-based fees from all investors in connection with their investments in the Fund.

The Board also considered potential “fall-out” or ancillary benefits to PIMCO, as a result of its relationship with the Fund. Ancillary benefits for PIMCO might entail research credits received from brokers resulting from Fund portfolio transactions. The Board considered that ancillary benefits could result from a greater allocation of assets under PIMCO’s management, potentially allowing the sub-adviser to leverage its increased trade volume to negotiate more favorable execution rates for all its clients. Ancillary benefits could also include benefits potentially derived from an increase in PIMCO’s business as a result of its relationship with the Fund (such as the ability to offer or operate other products and services that follow investment strategies similar to those of the Fund).

CONCLUSION

While formal Board action was not taken with respect to the conclusions discussed above, those conclusions formed, in part, the basis for the Board’s approval of the New Sub-advisory Agreement at the Meeting. The Board concluded, in the exercise of its reasonable judgment, that the terms of the New Sub-advisory Agreement are reasonable in relation to the services expected to be provided by the Sub-adviser to the Fund and that the appointment of the Sub-adviser and the approval of the New Sub-advisory Agreement would be in the best interests of the Fund and its shareholders. Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant, the Board, including all of the Independent Trustees, unanimously approved (a) the appointment of the Sub-adviser as a sub-adviser to the Fund, and (b) the New Sub-advisory Agreement.

In evaluating the background and conclusions discussed above, shareholders should consider:

•
In reaching its determination regarding the approval of the New Sub-advisory Agreement, the Board, including all of the Independent Trustees, considered the factors, conclusions and information it believed relevant in the exercise of its reasonable judgment, including, but not limited to, the factors, conclusions and information discussed above; and

•
In their deliberations, the Board members did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all important, controlling or determinative of its decision, and each Board member may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

DESCRIPTION OF THE MATERIAL TERMS OF THE NEW SUB-ADVISORY AGREEMENT

Set forth below is a summary of all material terms of the New Sub-advisory Agreement. Although the summary below is qualified in its entirety by reference to the New Sub-advisory Agreement included as Exhibit A hereto, shareholders should still read the summary below carefully.

INVESTMENT ADVISORY SERVICES

Subject to the oversight of the Board and the supervision of the Adviser, the Sub-adviser shall manage the investments of the Allocated Portion in accordance with the Fund’s investment objective, policies, and restrictions as provided in the Fund’s Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time and provided to the Sub-adviser, and in compliance with the requirements applicable to registered investment companies under applicable laws, including, but not limited to, the 1940 Act, the Commodity Exchange Act and the rules of the National Futures Association, and those requirements applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended.  From time to time, the Adviser or the Fund may provide the Sub-adviser with written copies of other investment policies, guidelines and restrictions applicable to the Sub-adviser’s management of the Allocated Portion, which shall become effective at such time as agreed upon by both parties.  Subject to each of the foregoing sentences above, the Sub-adviser shall have full discretionary authority to manage the investment of the assets of the Allocated Portion, including the authority to purchase, sell, cover open positions, and generally to deal in securities, financial and commodity futures contracts, short-term investment vehicles and other property and assets comprising or relating to the Allocated Portion.

In addition, among other things, the Sub-adviser will, at its own expense:

•
advise the Adviser and the Fund in connection with investment policy decisions to be made by it regarding the Fund and, upon request, furnish the Adviser and the Fund with research, economic and statistical data in connection with the Fund’s investments and investment policies;

•	employ professional portfolio managers and, if deemed necessary, securities analysts who provide research services to the Fund;

•	place orders for purchases and sales of portfolio investments for the Allocated Portion;

•	give instructions to the Fund’s custodian concerning the delivery of securities and transfer of cash for the Allocated Portion;

•
comply with all procedures and policies adopted by the Board in compliance with applicable law, including without limitation, Rules 10f-3, 12d3-1, 17a-7, 17e-1 and 17j-1 under the 1940 Act, and the Pricing and Valuation Procedures (together, “Fund Procedures”) provided to the Sub-adviser by the Adviser or the Fund and notify the Adviser as soon as reasonably practicable upon (a) detection of any breach of such Fund Procedures or (b) determination that a Fund Procedure conflicts with a procedure adopted by the Sub-adviser;

•	promptly complete and return to the Adviser or the Trust any compliance questionnaires or other inquiries submitted to the Sub-adviser in writing;

•
furnish to the Trustees such information as may reasonably be requested in order for the Board to evaluate the New Sub-advisory Agreement or any proposed amendments thereto for the purposes of approving such Agreement, the renewal thereof or any amendment thereto;

•
as reasonably requested by the Fund, provide the Fund with information and advice regarding assets in the Allocated Portion to assist the Fund in determining the appropriate valuation of such assets and the appropriate pricing sources for such assets and whether pricing information provided by the Fund’s pricing agents is reasonable; and

•
upon request, review the Fund’s Summary Prospectus, Prospectus, Statement of Additional Information, periodic reports to shareholders, reports and schedules filed with the SEC (including any amendment, supplement or sticker to any of the foregoing) and advertising and sales material relating to the Fund (collectively, the “Disclosure Documents”) in order to ensure that, with respect to the disclosure about the Sub-adviser, the manner in which the Sub-adviser manages the Fund and information relating directly or indirectly to the Sub-adviser (the “Sub-adviser Disclosure”), such Disclosure Documents contain no untrue statements of material fact and do not omit any statement of material fact required to be stated therein or necessary to make the statements therein not misleading.

INDEMNIFICATION

The Sub-adviser is obligated to indemnify and hold harmless the Adviser and the Fund from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses):  (i) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Disclosure Document or the omission or alleged omission from a Disclosure Document of a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case solely with respect to the Sub-adviser Disclosure; and (ii) resulting from the Sub-adviser’s willful misfeasance, bad faith or gross negligence in connection with the performance of the Sub-adviser’s obligations under the New Sub-advisory Agreement, or from the Sub-adviser’s reckless disregard of its obligations and duties under the New Sub-advisory Agreement; provided, however, that the Sub-adviser’s obligation is reduced to the extent that the claim against, or the loss, liability or damage experienced by the Adviser, is caused by or is otherwise directly related to the Adviser’s own willful misfeasance, bad faith or gross negligence, or to the reckless disregard of its duties under the New Sub-advisory Agreement.

MAINTENANCE OF BOOKS AND RECORDS

Under the New Sub-advisory Agreement, the Sub-adviser is required to maintain separate books and detailed records of all matters pertaining to the securities and other assets advised by such Sub-adviser as required by Rule 31a-1 under the 1940 Act (other than those records being maintained by Olive Street or the Fund’s other service providers) relating to its responsibilities under the New Sub-advisory Agreement, and is obligated to preserve such records for the periods and in the manner prescribed by Rule 31a-2 under the 1940 Act.

REPORTING OBLIGATION

The Sub-adviser has an obligation to provide prompt notice to the Adviser and the Fund about developments relating to its duties as Sub-adviser of which the Sub-adviser has, or should have, knowledge that would materially affect the Fund, including but not limited to material changes in the employment status of key investment management personnel involved in the management of the Fund, material changes in the investment process used to manage the Fund, any changes in senior management, operations, financial condition or ownership of the Sub-adviser’s firm, and the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. The Sub-adviser also has an obligation to immediately notify the Trust and the Adviser in the event that the Sub-adviser: (1) becomes subject to a statutory disqualification that prevents the Sub-adviser from serving as an investment adviser pursuant to the New Sub-advisory Agreement; or (2) is or expects to become the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority (including, without limitation, any self-regulatory organization). The Sub-adviser shall immediately forward, upon receipt, to the Adviser any correspondence (or portion of such correspondence) from the SEC or other regulatory authority that relates to the Trust or the Fund.

DURATION AND TERMINATION

The New Sub-advisory Agreement was approved by the Board at the Meeting for an initial term of two years and is scheduled to continue in effect for subsequent periods only so long as continuance is specifically approved at least annually in conformance with the 1940 Act; provided, however, that the New Sub-advisory Agreement may be terminated (a) by the Fund at any time, without the payment of any penalty, by the vote of a majority of the Board or by the vote of a majority of the outstanding voting securities of the Fund, (b) by the Adviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the Sub-adviser, or (c) by the Sub-adviser at any time, without the payment of any penalty, on 90 days’ written notice to the Adviser.  The New Sub-advisory Agreement will terminate automatically and immediately in the event of its assignment (as defined under the 1940 Act), or in the event of a termination of the Adviser’s investment advisory agreement with the Trust, on behalf of the Fund.

GOVERNING LAW

The New Sub-advisory Agreement is governed by and construed in accordance with the substantive laws of the State of Delaware.

INFORMATION ABOUT OLIVE STREET

Olive Street, located at 12555 Manchester Road, St. Louis, Missouri 63131, currently serves as the investment adviser to the Fund pursuant to an investment advisory agreement between the Trust, on behalf of the Fund, and Olive Street dated July 10, 2013, and amended with respect to the Fund as of February 19, 2015. As of June 30, 2017, Olive Street had approximately $42.7 billion in assets under management. As investment adviser, Olive Street manages the Fund pursuant to a manager-of-managers structure, whereby Olive Street has overall responsibility for the general management and day-to-day operations of the Fund, but has retained one or more investment sub-advisers to make the investment decisions for allocated portions of the Fund’s assets. For these services, the Fund pays Olive Street an annual fee of 0.36% of its average daily net assets.

For the fiscal year ended June 30, 2017, the Fund paid Olive Street advisory fees in the amount of $19,084,324. Olive Street waived $11,580,478 of such advisory fees.

INFORMATION ABOUT PIMCO

PIMCO, located at 650 Newport Center Drive, Newport Beach, CA 92660, is an investment adviser registered under the Investment Advisers Act of 1940, as amended. PIMCO, a Delaware limited liability company, is a majority owned subsidiary of Allianz Asset Management of America L.P (“Allianz Asset Management”), located at 680 Newport Center Drive, Newport Beach, CA 92660, with minority interests held by Allianz Asset Management of America LLC, located at 1679 S. Dupont Hwy, Dover, Delaware, 19901, by Allianz Asset Management U.S. Holding II LLC, also located at 1679 S. Dupont Hwy, Dover, Delaware, 19901, and by certain current and former officers of PIMCO.  Allianz Asset Management was organized as a limited partnership under Delaware law in 1987.  Through various holding company structures, Allianz Asset Management is majority owned by Allianz SE, a European-based multinational insurance and financial services holding company and a publicly-traded German company located at Koniginstrasse 28, 80802 Munich, Germany.  As of June 30, 2017, PIMCO had approximately $1.61 trillion in assets under management.

NAME	TITLE	PRINCIPAL BUSINESS ADDRESS
Emmanuel Roman	Managing Director, Chief Executive Officer	650 Newport Center Drive Newport Beach, CA 92660
Lew W. Jacobs	Managing Director, President	650 Newport Center Drive Newport Beach, CA 92660
Michael J. Puntoriero	Chief Financial Officer	650 Newport Center Drive Newport Beach, CA 92660
Jennifer E. Durham	Managing Director, Chief Compliance Officer	650 Newport Center Drive Newport Beach, CA 92660
Daniel J. Ivascyn	Managing Director, Group Chief Investment Officer	650 Newport Center Drive Newport Beach, CA 92660
Scott A. Mather	Managing Director, Chief Investment Officer	650 Newport Center Drive Newport Beach, CA 92660
Mark R. Kiesel	Managing Director, Chief Investment Officer	650 Newport Center Drive Newport Beach, CA 92660
Mihir P. Worah	Managing Director, Chief Investment Officer	650 Newport Center Drive Newport Beach, CA 92660
Andrew T. Balls	Managing Director, Chief Investment Officer	650 Newport Center Drive Newport Beach, CA 92660
Marc P. Seidner	Managing Director, Chief Investment Officer	650 Newport Center Drive Newport Beach, CA 92660

Listed below are the names, titles and principal business addresses of each principal executive officer of PIMCO.

Listed below are the names, titles and principal business addresses of each principal executive officer of PIMCO.

PIMCO currently acts as an adviser or sub-adviser to eight other registered investment companies with similar investment objectives to those of the Fund. The table below sets forth certain information with respect to the assets allocated to PIMCO of those other investment companies.

FUND NAME	PERCENTATGE OF ASSETS OF INVESTMENT COMPANY ALLOCATED TO PIMCO (as of 5/31/17)
PIMCO Income Fund	100%
PIMCO Bermuda Income Fund	100%
PIMCO GIS Income Fund	100%
PIMCO GIS Europe Income Fund	100%
PIMCO Variable Insurance Trust (PVIT) Income Portfolio	100%
PIMCO Dynamic Income Fund	100%
PIMCO Select UK Income Fund	100%
PIMCO Monthly Income Fund (Canada)	100%

ADDITIONAL INFORMATION

INFORMATION ABOUT OTHER SERVICE PROVIDERS

U.S. Bancorp Fund Services LLC (“USBFS”), located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Fund’s administrator and accountant. Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (“Quasar”), serves as the Fund’s distributor and principal underwriter. Quasar receives no compensation for distributing Fund shares. For the fiscal year ended June 30, 2017, the Fund paid administration fees in the amount of $551,758.

PAYMENT OF EXPENSES

The Fund will pay the expenses of the preparation, printing and mailing of this Information Statement.

COMMISSIONS PAID TO AFFILIATED BROKERS

During the Fund’s most recently completed fiscal year ended June 30, 2017 the Fund did not pay any commissions to any affiliated brokers.

BENEFICIAL OWNERSHIP OF SHARES

As of June 30, 2017, the following persons owned of record, or were known by the Trust to own beneficially, more than 5% of the shares of the Fund. On that date, the trustees and officers of the Fund, together as a group, beneficially owned less than 1% of the Fund’s outstanding shares.

NAME AND ADDRESS	NUMBER OF SHARES	PERCENT
Edward Jones & Co. FBO Customers 12555 Manchester Road St. Louis, MO 63131-3729	633,643,771	99.55%

The information as to beneficial ownership is based on statements furnished to the Fund by the trustees of the Trust, and/or on the records of the Trust’s transfer agent.

ANNUAL REPORT TO SHAREHOLDERS

For a free copy of the Fund’s annual report dated June 30, 2016 or semi-annual report dated December 31, 2016, shareholders of the Fund may visit www.bridgebuildermutualfunds.com, call 1‑855-823-3611 or write to the Fund at Bridge Builder Trust, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701, or via e-mail at bridgebuilder@edwardjones.com.

SHAREHOLDERS SHARING THE SAME ADDRESS

If two or more Fund shareholders share the same address, only one copy of this Information Statement is being delivered to that address, unless the Trust has received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, the Trust will deliver promptly a separate copy of this Information Statement to a shareholder at a shared address. Please call 1‑855-823-3611 or forward a written request to Bridge Builder Trust, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 if you would like to:  (1) receive a separate copy of this Information Statement; (2) receive your annual reports, semi-annual reports or information statements separately in the future; or (3) request delivery of a single copy of annual reports, semi-annual reports or information statements if you are currently receiving multiple copies at a shared address.

SUBMISSION OF SHAREHOLDER PROPOSALS

The Trust is organized as a Delaware statutory trust under the laws of the State of Delaware. As such, the Trust is not required to, and does not, hold annual meetings. Nonetheless, the Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Declaration of Trust and By-Laws of the Trust. Shareholders of the Fund who wish to present a proposal for action at a future meeting should submit a written proposal to the Trust for inclusion in a future proxy statement. Submission of a proposal does not necessarily mean that such proposal will be included in the Fund’s proxy statement since inclusion in the proxy statement is subject to compliance with certain federal regulations. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

EXHIBIT INDEX

Exhibit No.	Exhibit
(A)	Investment Sub-advisory Agreement between Olive Street Investment Advisers, LLC and Pacific Investment Management Company LLC, relating to the Bridge Builder Core Plus Bond Fund.

EXHIBIT A

INVESTMENT SUB-ADVISORY AGREEMENT

This AGREEMENT is made as of the 27th day of March,  2017, by and among Pacific Investment Management Company LLC, a Delaware limited liability company located at 650 Newport Center Drive, Newport Beach, CA 92660  (the  "Sub-adviser"), and  Olive Street Investment Advisers, LLC, a Missouri limited liability company located at 12555 Manchester  Road, St. Louis, MO  63131 (the "Adviser").

WHEREAS, the Adviser and the Sub-adviser are each  registered as investment advisers under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

WHEREAS, Bridge Builder Trust, a Delaware statutory trust located at 615 East Michigan Street, Milwaukee, WI 53202 (the "Trust"), is an open-end investment company with one or more series of shares and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Trust has retained the Adviser to perform investment advisory services for the Bridge Builder Core Plus Bond Fund, a series of the Trust (the "Fund"), under the terms of an investment advisory agreement, dated August 1, 2013 and amended as of  February 19, 2015,  between the Adviser and the Trust on behalf of the Fund (the "Advisory Agreement"); and

WHEREAS, the Advisory Agreement provides that the Adviser may retain one or more sub-advisers, subject to the approval of the Trust's Board of Trustees (the "Board''), including a majority of trustees of the Board who are not "interested persons" of the Adviser (the "Independent Trustees"), in accordance with the requirements of the 1940 Act, to render portfolio management services to the Fund pursuant to investment sub-advisory agreements between  the Fund, the Adviser and each such sub-adviser; and

WHEREAS, the Trust's Board has duly consented to and approved the Appointment of the Sub-adviser to provide investment advisory services (the "Services") to a portion of the assets of the Fund allocated to the Sub-adviser (the "Allocated Portion"'); and

WHEREAS, the Adviser, acting pursuant to the Advisory Agreement, wishes to retain the Sub-adviser to provide the Services to the Allocated Portion in the manner and on the terms set out in this Agreement, and the Sub-adviser desires to provide such Services;

NOW, THEREFORE, WITNESSETH:   The parties hereby agree as follows:

1.	APPOINTMENT OF SUB-ADVISER

(a)
Acceptance.  The Adviser hereby appoints the Sub-adviser, and the Sub-adviser hereby accepts the appointment, on the terms herein set forth and for the compensation herein provided, to act as an investment adviser to the Fund with respect to the Allocated Portion.

(b)
Independent Contractor.  The Sub-adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized in this Agreement or another writing by the Trust or Adviser to the Sub-adviser, have no authority to act for or be deemed an agent of the Trust or the Fund in any way, or in any way be deemed an agent for the Trust or for the Fund.

(c)
The Sub-adviser's Representations.  The Sub-adviser represents, warrants and agrees that (i) it has all requisite power and authority to enter into and perform its obligations under this Agreement; (ii) it has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement;  (iii) neither it nor any "affiliated person" of it, as such term is defined in Section 2(a)(3) of the 1940 Act, is subject to any disqualification that would make it unable to serve as an investment adviser to a registered investment company under Section 9 of the 1940 Act; (iv) it is duly registered as an adviser under the Advisers Act; and (v) except as otherwise specified herein, it will not delegate any obligation assumed pursuant to this Agreement to any third party without first obtaining the written consent of the Fund and the Adviser except for any delegation of administrative duties to its affiliates and back office services to State Street Investment Manager Solutions, LLC and its affiliates. The Sub-adviser shall remain liable as if such services were provided directly.

The Sub-adviser further represents, warrants, and agrees that it shall:

(i)	Use its best judgement and efforts in rendering the advice and services Trust and Fund as contemplated by this Agreement;

(ii)	Maintain all licenses and registrations necessary to perform its duties hereunder in good order;

(iii)	Conduct its operations at all times in conformance with the Advisers Act, the 1940 Act, and any other applicable state and/or self-regulatory organization regulations; and

(iv)
Maintain errors and omissions insurance coverage in an amount not less than its current level of coverage and upon request, shall provide written notice to the Trust: (i) of any additional changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies related specifically to the Trust and/or Fund. Furthermore, the Sub-adviser shall, upon reasonable request, provide the Trust with evidence of such insurance coverage and confirm in writing the appropriateness of the amount and scope of such insurance coverage.

(d)
The Adviser's Representations.  The Adviser represents, warrants and agrees that it  has all requisite power and authority to enter into and perform its obligations  under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement, and represents such execution, delivery and performance will not violate any applicable law, rule, regulation, governing document, contract, or other material agreement binding upon the Trust or the Adviser. The Adviser further represents, warrants and agrees that it has the authority under the Advisory Agreement to appoint the Sub-adviser.

The Adviser further represents, warrants, and agrees that:

(i)
the Trust is a "qualified institutional buyer" ("QIB") as defined in Rule 144A under the Securities Act of 1933, as amended, and the Adviser will promptly notify the Sub-Adviser if the Trust ceases to be a QIB;

(ii)
the Trust is a "qualified eligible person" ("QEP") as defined in Commodity Futures Trading Commission Rule 4.7 ("CFTC Rule 4.7"), and the Adviser will promptly notify the Sub-Adviser if the Trust ceases to be a QEP, and hereby consents to be treated as an "exempt account" under CFTC Rule 4.7;

(iii)
Adviser has established "know your customer" policies and procedures that comply with all applicable regulations and which are reasonably designed to detect and prevent each Client from using Sub-Adviser's services for illegal purposes, including to launder money or finance terrorist activities. To the best of Adviser's knowledge, the Allocated Portion does not contain funds derived from unlawful activity and/or violates U.S. anti-money laundering laws; and

(iv)	it will provide, upon request, a list of any "government entity" within the meaning of Rule 206(4)-5 under the Advisers Act invested in the Fund.

(e)	Plenary Authority of the Board. The Sub-adviser and Adviser both acknowledge that the Fund is a mutual fund that operates as a series of the Trust under the authority of the Board.

(f)
It is understood that the name "Pacific Investment Management Company" and ''PIMCO" and any derivative thereof and certain trade names, trademarks, service marks and/or logos associated with such names ("PIMCO Marks") are the valuable property of PIMCO and its affiliates. The Adviser and/or the Fund may use the PIMCO Marks in the offering materials of the Fund for so long as PIMCO is the Sub-adviser to the Fund.  During the term of this Agreement, the Adviser shall ensure that all such permitted use of the PIMCO Marks is consistent with information previously provided by the Sub-adviser. The permission to use the PIMCO Marks is non-exclusive, non-transferable, non-sub-licensable and non-assignable.  In obtaining permission to use the PIMCO Marks for this purpose, the Adviser and/or the Fund will acquire no right, title or interest whatsoever to any of the PIMCO Marks.  The Adviser and/or the Fund shall not edit excerpt or modify the PIMCO Marks in any way.  Upon termination of this Agreement between the Adviser and  the  Sub-Adviser  and/or the Fund shall  immediately cease to use such name (or derivative or logo), except as may be required by law or regulation.

2.	DELIVERY OF DOCUMENTS.

(a)	The Adviser has furnished or will furnish to the Sub-adviser copies of each of the following documents:

(i)	the Declaration of the Trust as in effect on the date hereof;

(ii)	the By-laws of the Trust in effect on the date hereof;

(iii)	the resolutions of the Board approving the engagement of the Sub-adviser as a sub-adviser for the Allocated Portion and approving the form of this Agreement;

(iv)	the Advisory Agreement;

(v)	the Code of Ethics of the Trust and of the Adviser as currently in effect;

(vi)	current copies of the Fund's Prospectus and Statement of Additional Information; and

(vii)	a list of designated representatives of the Allocated Portion who may provide instructions, approvals and notices to the Sub-adviser on behalf of the Adviser.

The Adviser shall furnish the Sub-adviser promptly with copies of all material amendments of or material supplements to the foregoing, if any.

(b)	The Sub-adviser has furnished or will furnish the Adviser with copies of each of the following documents:

(i)	the Sub-adviser's most recent Part 2 of Form ADV;

(ii)	the Sub-adviser's or its parent's most recent publicly available balance sheet;

(iii)	separate lists of persons whom the Sub-adviser wishes to have authorized to give written and/or oral instructions to the custodian (the "Custodian") and accounting agent of the Fund's assets;

(iv)	the Code of Ethics (defined below) of the Sub-adviser as currently in effect;

(v)	the Sub-adviser's proxy voting policies as currently in effect; and

(vi)
complete and accurate copies of any compliance manuals, trading, commission and other reports, insurance certificates, and such other management or operational documents as the Adviser may reasonably request in writing (on behalf of itself or the Board) in assessing the Sub-adviser.

The Sub-adviser shall furnish the Adviser from time to time with copies of all material amendments of or material supplements to the foregoing, if any, upon request. Additionally, the Sub-adviser shall provide to the Adviser such other documents relating to its services under this Agreement as the Adviser may reasonably request on a periodic basis. Such amendments or supplements shall be provided promptly after such materials became available to the Sub-adviser.

3.	PROVISION OF INVESTMENT SUB-ADVISORY SERVICES.

Subject to the supervision of the Board and the Adviser, the Sub-adviser shall manage the investments of the Allocated Portion in accordance with the Fund's investment objective, policies, and restrictions as provided in the Fund's Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time and provided to the Sub-adviser, and in compliance with the requirements applicable to registered investment companies under applicable laws, including, but not limited to, the 1940 Act, the Commodity Exchange Act (the  "CEA") and  the  rules of  the  National  Futures Association (the "NFA Rules"), and those requirements applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended. From time to time, the Adviser or the Fund may provide the Sub-adviser with written copies of other investment policies, guidelines and restrictions applicable to the Sub-adviser's management of the Allocated Portion, which shall become effective at such time as agreed upon by both parties. Subject to each of the foregoing sentences above, the Sub-adviser shall have full discretionary authority to manage the investment of the assets of the Allocated Portion, including the authority to purchase, sell, cover open positions, and generally to deal in securities, financial and commodity futures contracts, options, short-term investment vehicles and other property and assets comprising or relating to the Allocated Portion.

In addition, the Sub-adviser will, at its own expense:

(a)
advise the Adviser and the Fund in connection with investment policy decisions to be made by it regarding the Fund and, upon request, furnish the Adviser and the Fund with research, economic and statistical data in connection with the Fund's investments and investment policies;

(b)	submit such reports and information as the Adviser or the Fund may reasonably request to assist the Custodian in its determination of the market value of securities held in the Fund;

(c)
obtain and evaluate pertinent economic, financial, and other information affecting the economy generally and certain investment assets as such information relates to securities or other financial  instruments that are purchased for or considered for purchase by the Fund;

(d)	employ professional portfolio managers and, if deemed necessary, securities analysts who provide research services to the Fund;

(e)	place orders for purchases and sales of portfolio investments for the Allocated Portion;

(f)	give instructions to the Custodian concerning the delivery of securities and transfer of cash for the Allocated Portion;

(g)
as soon as practicable after the close of business each day but no later than 11:00 a.m. Eastern time the following business day, provide the Custodian with copies of trade tickets for each transaction effected for the Allocated Portion by the Sub-adviser, provide copies to the Adviser and the Fund upon request, and promptly forward to the Custodian copies of all brokerage or dealer confirmations received by the Sub-adviser;

(h)
as soon as practicable following the end of each calendar month, provide the Adviser and the Fund with written statements showing all transactions effected for the Allocated Portion during the month by the Sub-adviser, a summary listing all investments attributable to transactions of the Sub-adviser that are held in the Allocated Portion as of the last day of the month, and such other information as the Adviser or the Fund may reasonably request in connection with any accounting or marketing services that the Adviser provides for the Fund.  The Adviser and the Fund acknowledge that Sub-adviser and Custodian may use different pricing vendors, which may result in valuation discrepancies;

(i)
to the extent reasonably requested by the Trust or the Adviser, use its best efforts to assist the Chief Compliance Officer of  the Trust  in  respect of  Rule 38a-1 under the 1940 Act including, without limitation, providing the Chief Compliance Officer of the Trust or the Adviser with (a) current copies of the compliance policies and procedures of the Sub-adviser in effect from time to time (including prompt notice of any material changes thereto), (b) reports of any portfolio compliance violations, (c) summaries of material violations of the Sub-adviser's compliance policies and procedures that occurred in connection with the provision of services to the Fund, (d) a copy of the Sub-adviser's annual compliance report as required by Rule 206(4)-7 of the Advisers Act, (e) copies of any correspondence between the Sub-adviser and a regulatory agency in connection with regulatory examinations or proceedings directly related to the services provided under this Agreement, (f) a summary of any other examination or proceeding that may be relevant to the Trust, including making available Sub-adviser's key legal and compliance personnel to discuss such matters, and (g) upon request, a certificate of the Chief Compliance Officer of the Sub-adviser to the effect that the policies and  procedures of the Sub-adviser are reasonably designed to prevent violation of  the Federal  Securities Laws (as such term is defined in Rule 38a-1);

(j)
establish and comply with all procedures and policies in compliance with applicable law, including without limitation, Rules 10f-3, 12d3-1, 17a-7, 17c-1 and 17j-1 under the 1940 Act, and the PIMCO Pricing Policy provided to the Adviser or the Fund;

(k)
maintain a written code of ethics (the "Code of Ethics") that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, a copy of which will be provided to the Adviser and the Fund, including any amendments thereto, upon request, and institute and enforce procedures reasonably necessary to prevent  "access persons," as such term is defined in Rule 17j-1, from violating its Code of Ethics;

(l)	promptly complete and return to the Adviser or the Trust any compliance questionnaires or other inquiries submitted to the Sub-adviser in writing;

(m)
furnish to the Trustees such information as may reasonably be requested in order for the Board to evaluate this Agreement or any proposed amendments thereto for the purposes of approving this Agreement, the renewal thereof or any amendment hereto;

(n)
as reasonably requested by the Fund, provide the Fund with information and advice regarding assets in the Allocated Portion to assist the Fund in determining the appropriate valuation of such assets and the appropriate pricing sources for such assets and whether pricing information provided by the Fund's pricing agents is reasonable;

(o)
file with the SEC any report on Form 13F or Schedule 13G and any amendments thereto, required by the Securities Exchange Act of 1934 (the "Exchange Act"),  with respect to its duties as are set forth herein;

(p)
except as permitted by the Fund Procedures, and as provided in this Agreement, shall treat confidentially, and shall not disclose without the consent of the Fund, all information in respect of the portfolio investments of the Fund including, without limitation, the identification and market value or other pricing information of any and all portfolio securities or other financial instruments held by the Fund, and any and all trades of portfolio securities or other transactions effected for the Fund (including past, pending and proposed trades);  and

(q)
upon request, will review the Fund's Summary Prospectus, Prospectus, Statement of Additional information, periodic reports to shareholders, reports and schedules filed with the Securities and Exchange Commission the ("SEC") (including any amendment, supplement or sticker to any of the foregoing) and advertising and sales material relating to the Fund (collectively, the "Disclosure Documents") in order to provide comments that, solely with respect to the disclosure about the Sub-adviser, the manner in which the Sub-adviser manages the Fund, and holdings of the Sub-adviser in the Allocated Portion  (the "Sub-adviser Disclosure"), such Disclosure Documents contain no untrue statements of material fact and do not omit any statement of material fact required to be stated therein or necessary to make the statements therein not misleading.

In providing services under this Agreement, the Sub-adviser shall (i) maintain all licenses and registrations necessary to perform its duties hereunder in good order; (ii) conduct its operations at all times in conformance with the Advisers Act, the 1940 Act, the CEA, the NFA Rules and any other applicable state and/or self-regulatory organization regulations; and (iii) maintain errors and omissions insurance in an amount at least equal to that disclosed to the Board in connection with their approval of this Agreement.

The Fund or its agent will provide timely information to the Sub-adviser regarding such matters as inflows to and outflows from the Fund and the cash requirements of, and cash available for investment in, the Fund. The Fund or its agent will timely provide the Sub-adviser with copies of monthly accounting statements for the Fund, and such other information as may be reasonably necessary or appropriate in order for the Sub-adviser to perform its responsibilities hereunder.

The Adviser will be responsible for all class actions and lawsuits involving the Fund or securities held, or formerly held, in the Fund. The Sub-adviser is not required to take any action or to render investment-related advice with respect to lawsuits involving the Fund, including those involving securities presently or formerly held in the Fund, or the issuers thereof, including actions involving bankruptcy.  In the case of notices of class action suits received by the Sub-adviser involving issuers presently or formerly held in the Allocated Portion of the Fund, the Sub-adviser shall promptly forward such notices to the Adviser and, with the consent of the Adviser, may provide information about the Fund to the Custodian for purposes of participating in any settlements relating to such class actions.

4.	PROXY VOTING and OTHER RIGHTS

(a)
The Adviser hereby delegates to the Sub-adviser the Adviser's discretionary authority to exercise voting  rights  with  respect to the  securities and investments of the Allocated Portion of the Fund,  provided  however,  that  the Fund may request that the Sub-adviser vote proxies for the Allocated Portion in accordance with the  Fund's proxy voting policies.  Absent  specific instructions to the contrary provided to it by the Adviser or the Fund and subject to its receipt of all necessary voting materials, the Sub-adviser shall vote all proxies with respect to investments of the Fund in accordance with the Sub-adviser's  proxy  voting policy as most  recently  provided to the Adviser and the Trust.

(b)	The Sub-adviser's proxy voting policies shall comply with any rules or regulations promulgated by the SEC.

(c)
The Sub-adviser shall maintain and preserve a record, in an easily-accessible place for a period of not less than three (3) years (or longer, if required by law), of the Sub-adviser's voting procedures, of the Sub-adviser's actual votes, and such other information required for the Fund  to comply with any rules or regulations promulgated by the SEC. The Sub-adviser shall supply updates of this record to the Adviser or any authorized representative of the Adviser, or to the Fund on a quarterly basis (or more frequently, upon the request of the Adviser). The Sub-adviser shall provide the Adviser and the Fund with information regarding the policies and procedures that the Sub-adviser uses to determine how to vote proxies relating to the Allocated Portion.

(d)
The investment authority granted to the Sub-Adviser shall include the authority to exercise whatever powers the Adviser may possess with respect to the assets held in the Allocated Portion, including, but not limited to, the power to exercise rights, options, warrants, conversion privileges, and redemption privileges, and to tender securities pursuant to a tender offer.

5.	ALLOCATION OF EXPENSES

Each party to this Agreement shall bear the costs and expenses of performing its obligations hereunder. In this regard, the Adviser specifically agrees that the Sub-adviser shall not be responsible for the following expenses:

(a)	fees and expenses incurred in connection with the issuance, registration and transfer of its shares;

(b)	brokerage and commission expenses incurred by the Fund;

(c)
all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund including all fees and expenses of its Custodian, shareholder services agent and accounting services agent;

(d)	interest charges on any Fund borrowings;

(e)
costs and expenses of pricing and calculating its daily net asset value (including, without limitation, any equipment or services obtained for the purpose of pricing shares or valuing the Fund's assets) and of maintaining its books of account required under the 1940 Act, except for the expenses incurred by the Sub-adviser in connection with its services under Section 13 hereunder, which are expenses of the Sub-adviser;

(f)	Fund taxes, if any;

(g)	except as stated below, expenditures in connection with meetings of the Fund's shareholders and the Board;

(h)
salaries and expenses of officers of the Trust, including without limitation the Trust's Chief Compliance Officer, and fees and expenses of members of the Board or members of any advisory board or committee;

(i)	insurance premiums on property or personnel of the Fund which inure to its benefit, including liability and fidelity bond insurance;

(j)	legal, auditing and accounting fees of the Fund and trade association dues or educational program expenses of the Trust or the Board; and

(k)
fees and expenses (including legal fees) of registering and maintaining registration of the Fund's shares for sale under applicable securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any.

The Sub-adviser specifically agrees that with respect to the operation of the Fund, the Sub-adviser shall be responsible for (i) providing the personnel, office space, furnishings, and equipment reasonably necessary to provide its sub-advisory services to the Fund hereunder, and (ii) the costs of any special Board meetings or shareholder meetings convened for the primary benefit of the Sub-adviser. Nothing in this Agreement shall alter the allocation of expenses and costs agreed upon between the Fund and the Adviser in the Advisory Agreement or any other agreement to which they are parties.

6.	SUB-ADVISORY FEES

(a)
The Adviser shall pay to the Sub-adviser, and the Sub-adviser agrees to accept, as full compensation for all services furnished or provided to the Fund pursuant to this Agreement a fee (for the payment of which the Fund shall have no obligation or liability), based on the Current Net Assets of the Allocated Portion, as set forth in Schedule A attached hereto and made a part hereof.  Such fee shall be accrued daily and payable monthly, as soon as practicable after the last day of each calendar month, In the case of termination of this Agreement with respect to the Fund during any calendar month, the fee with respect to the Allocated Portion accrued to, but excluding, the date of termination shall be paid promptly following such termination. For purposes of computing the amount of sub-advisory fee accrued for any day, "Current Net Assets" shall mean the Allocated Portion's net assets, managed by the Sub-adviser, as of the most recent preceding day for which the Fund's net assets were computed.  For the avoidance of doubt, notwithstanding the fact that the Agreement has not been terminated, no fee will be accrued under this Agreement with respect to any day that the value of the Current Net Assets of the Allocated Portion equals zero.

(b)
The Sub-adviser voluntarily may reduce any portion of the fees due to it pursuant to this Agreement. Any such reduction shall be applicable only to such specific reduction and shall not constitute an agreement to reduce any future compensation due to the Sub-adviser hereunder.

7.	PORTFOLIO TRANSACTIONS

In connection with the investment and reinvestment of the assets of the Fund, the Sub-adviser is authorized to select the brokers or dealers that will execute purchase and sale transactions for the Allocated Portion's portfolio (the "Portfolio") and to use all reasonable efforts to obtain the best available price and most favorable execution with respect to all such purchases and sales of portfolio securities for said Portfolio. The Sub-adviser may take into consideration, among other things, the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. The Sub-adviser shall maintain records adequate to demonstrate compliance with the requirements of this paragraph. Such records shall be made available to the Fund or Adviser upon request. The Sub-adviser is authorized on behalf of the Allocated Portion to acknowledge the receipt of brokers' risk disclosure statements, electronic trading disclosure statements and similar disclosures.

In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-adviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Exchange Act). Consistent with any guidelines established by the Board and Section 28(e) of the Exchange Act, the Sub-adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer -- viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-adviser to its discretionary clients, including the Fund. In addition, the Sub-adviser is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, Sub-adviser or the Trust's principal underwriter) if the Sub-adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will the Fund's assets be purchased from or sold to the Adviser, Sub-adviser, the Trust's principal underwriter, or any affiliated person of the Trust, Adviser, the Sub-adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the SEC and the 1940 Act.

The Adviser and the Fund authorize and empower the Sub-adviser to direct the Custodian to open and maintain accounts for trading  in securities and other investments (all such accounts hereinafter called "brokerage accounts") for and in the name of the Fund.  In addition, in connection with establishing such brokerage accounts, the Adviser and the Fund authorize and empower the Sub-adviser to execute for the Fund as its agent and attorney-in-fact reasonable and customary customer agreements and other documentation in connection therewith, such as International Swaps and Derivatives Association (ISDA) agreements and futures and options account  agreements, with brokers, dealers, and/or futures commission merchants as the Sub-adviser shall select as provided  above. Subject to applicable  law, including the custody requirements under the 1940 Act, the Sub-adviser may, using such of the securities and other investments of the Fund as the Sub-adviser deems necessary or desirable, direct  the Custodian to deposit for the Fund original and maintenance brokerage and margin deposits and otherwise direct payments of cash, cash equivalents and securities and other  property into such brokerage accounts and to such brokers or to a collateral account established with the Custodian as the Sub-adviser deems desirable or appropriate and as is required by applicable law. The Sub-adviser shall cause all securities and other property purchased or sold for the Fund to be settled at the place of business of the Custodian or as the Custodian shall direct. All securities and other property of the Fund shall remain in the direct or indirect custody of the Custodian, except as otherwise permitted by applicable law.  The Sub-adviser shall notify the Custodian as soon as practicable of the necessary information to enable the Custodian to effect such purchases and sales.

The Sub-adviser further shall have the authority to instruct the Custodian (i) to pay cash for securities and other property delivered to the Custodian for the Fund, (ii) to deliver securities and other property against payment for the Fund, and (iii) to transfer assets and funds to such brokerage accounts as the Sub-adviser may designate, all consistent with the powers, authorities and limitations set forth herein.  The Sub-adviser shall not have authority to cause the Custodian to deliver securities and other property, or pay cash to the Sub-adviser except as expressly provided herein.

8.       LIABILITY; STANDARD OF CARE AND INDEMNIFICATION

The Sub-adviser shall comply with all applicable laws and regulations in the discharge of its duties under this Agreement; shall (as provided in Section 3 above) comply with the investment policies, guidelines and restrictions of the Fund as provided in the Fund's Prospectus and Statement of Additional Information, currently in effect and as amended or supplemented from time to time and provided to the Sub-adviser; shall act at all times in the best interests of the Fund; and shall discharge its duties with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of a similar enterprise.  The Sub-adviser shall be liable to the Fund and/or the Adviser for any loss (including brokerage charges) incurred by the Fund as a result of any investment made by the Sub-adviser in violation of the first paragraph of Section 3 hereof.  It is further agreed that all investment policies, guidelines and restrictions of the Fund described in Section 3 hereof, except as otherwise required by applicable law, shall apply solely at the time of investment by the Sub-adviser, unless otherwise indicated.  The Sub-adviser shall have responsibility for the accuracy and completeness (and liability for the lack thereof) only of Disclosure Documents furnished to the Sub-adviser by the Adviser or the Fund, and only with respect to the Sub-adviser Disclosure incorporated into such Disclosure Documents in the form agreed to by the Sub-adviser per Section 3(q) hereof.

Except as set forth above, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Sub-adviser, the Sub-adviser shall not be subject  to liability to the Adviser or the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund, including, without limitation for any error of judgement, for any mistake of law, for any act or omission by the Sub-adviser. Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Adviser or Fund may have under any federal securities law or state law.

The Sub-adviser shall indemnify and hold harmless the Adviser  and  the Fund  from and against any and all claims, losses, liabilities or damages (including reasonable attorney's fees and other related expenses) (i) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Disclosure Document or the omission or alleged omission from a Disclosure Document of a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case solely with respect to the Sub-adviser  Disclosure incorporated  into such  Disclosure  Document  in the form agreed to by the Sub-adviser per Section 3(q) hereof; and (ii) resulting from the Sub-adviser's willful misfeasance, bad faith or gross negligence in connection with the performance of the Sub-adviser's obligations under this Agreement, or from the Sub-adviser's reckless disregard of its obligations and duties under this Agreement; provided, however, that the Sub-adviser's obligation under this Section 8 shall be reduced  to the extent that the claim against, or the loss, liability or damage experienced by the Adviser, is caused by or is otherwise directly related to the Adviser's own willful misfeasance, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement.

In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Adviser or Fund, the Adviser or Fund shall not be subject to liability to the Sub-adviser for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund, including, without limitation for any error of judgment, for any mistake of law, for any act or omission by the Adviser or the Fund. Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Sub-adviser may have under any federal securities law or state law.

The Adviser shall indemnify and hold harmless the Sub-adviser from and against any and all claims, losses, liabilities or damages (including reasonable attorney's fees and other related expenses) resulting from the Adviser's willful misfeasance, bad faith or gross negligence in connection with the performance of the Adviser's obligations under this Agreement, or from the Adviser's reckless disregard of its obligations and duties under  this Agreement; provided,  however,  that the Adviser's obligation  under this Section 8 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Sub-adviser, is caused by or is otherwise directly related to the Subadviser's own willful misfeasance, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement.

No provision of this Agreement shall be construed to protect any Trustee or Officer of the Fund, or officer of the Adviser or Sub-adviser, from liability in violation of Sections 17(h) and (i) of the 1940 Act.

The Sub-adviser shall not be obligated to perform any service not described in this Agreement, and shall not be deemed by virtue of this Agreement to have made any representation or warranty that any level of investment performance or level of investment results will be achieved. The Sub-adviser shall not be deemed to have breached this Agreement or any investment policies, guidelines or restrictions for the Allocated Portion or the Fund in connection with fluctuations arising from market movements, though upon the violation of any investment policies, guidelines or restrictions  in connection with such fluctuations, the Sub-adviser will promptly move the Allocated Portion into compliance.

9.	TERM AND TERMINATION OF THIS AGREEMENT; NO ASSIGNMENT

(a)
This Agreement shall become effective upon approval by the Board and its execution by the parties hereto.  Pursuant to the exemptive relief obtained in the SEC Order dated on or about August 6, 2013, Investment  Company Act Release No. 30592, approval of the Agreement by a majority of the outstanding voting securities of the Fund is not required, and the Sub-adviser acknowledges that  it shall be without the protection (if any) accorded by shareholder approval of an investment adviser's receipt of compensation under Section 36(b) of the 1940 Act.

(b)
This Agreement shall continue in effect  for a period of more than two years from the date hereof only so long as continuance is specifically  approved  at least annually  in conformance with the 1940 Act; provided, however, that this Agreement may be terminated with respect to the Fund (a) by the Fund at any time, without the payment of any penalty, by the vote of a majority of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund, (b) by the Adviser at any time, without the payment of any penalty, on not more  than 60 days' nor less than 30 days' written notice to the Sub-adviser, or (c) by the Sub-adviser at any time, without the payment of any penalty, on 90 days' written notice to the Adviser.  This Agreement shall terminate automatically and immediately in the event of its assignment, or in the event of a termination of the Advisory Agreement.  As used in this Section 9, the terms "assignment" and "vote of a  majority of  the outstanding voting securities" shall have the respective meanings set  forth in the 1940 Act and  the rules  and  regulations thereunder, subject to such exceptions as may be granted by the SEC under the 1940 Act.

(c)
In the event of a termination the Sub-adviser shall cooperate in the orderly transfer of the Fund's affairs and, at the request of the Board or the Adviser, transfer any and all books and records of the Fund  maintained by the Sub- adviser on behalf  of the Fund.

(d)
The Sub-adviser shall promptly notify the Adviser of any proposed transaction or other event that could reasonably be expected to result in an assignment of this Agreement within the meaning of the 1940 Act.

10.	SERVICES NOT EXCLUSIVE

The services of the Sub-adviser to the Adviser and the Fund are not to be deemed exclusive and it shall be free to render similar services to others so long as its services hereunder are not impaired thereby. It is specifically understood that directors, officers and employees of the Sub-adviser and of its subsidiaries and affiliates may continue to engage in providing portfolio management services and advice to other investment advisory clients.  The Adviser agrees that Sub-adviser may give advice and take action in the performance of its duties with respect to any of its other clients which may differ from advice given or the timing or nature of action taken with respect to the Fund. Nothing in this Agreement shall be deemed to require Sub-adviser, its principals, affiliates, agents or employees to purchase or sell for the Fund any security which it or they may purchase or sell for its or their own account or for the account of any other client.

11.	AGGREGATION OF ORDERS

Nothing in this Agreement shall preclude the combination of orders for the sale or purchase of portfolio securities of the Fund with those for other accounts managed by the Sub-adviser or its affiliates, to obtain best execution, if orders are allocated in a manner deemed equitable by the Sub-adviser among the accounts and at a price approximately averaged and if such combination of orders and the allocation thereof is consistent with applicable law. The Sub-adviser is authorized to elect, where appropriate, any beneficial regulatory treatment for such orders, including real time reporting delays. The Sub-adviser agrees that (i) it will not aggregate transactions unless aggregation is consistent with its duty to seek best execution; (ii) over time, no account will be favored or disfavored over any other account; each account participating in an aggregated order will participate at the average share price for all transactions in that security on a given business day, with transaction costs shared pro-rata based on each account's participation in the transaction; and (iii) allocations will be made in accordance with the Sub-adviser's compliance policies and procedures and applicable law. The Sub-adviser also agrees to provide such documentation and/or information to the Fund or Adviser as is reasonably necessary to allow the Fund or Adviser to determine whether orders for the Fund have been aggregated and allocated equitably.

12.      AMENDMENT

No provision of this Agreement may be changed, waived, discharged or terminated orally, and this Agreement may be amended only by an instrument in writing signed by all parties and only in accordance with the provisions of the 1940 Act and the rules and regulations promulgated thereunder.

13.    BOOKS AND RECORDS

In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-adviser hereby agrees that all records which it maintains for the Fund are the property of the Trust and further agrees to surrender promptly to the Trust copies of any of such records upon the Fund's or the Adviser's request, provided, however, that Sub-adviser may retain copies of any records to the extent required for it to comply with applicable laws. The Sub-adviser further agrees to preserve for the periods prescribed by Rule 3la-2 under the 1940 Act the records relating to its activities hereunder required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records relating to its activities hereunder required by Rule 204-2 under the Advisers Act for the period specified in said Rule.  Notwithstanding the foregoing, Sub-adviser has no responsibility for the maintenance of the records of the Fund, except for those related to the Allocated Portion.

14.	NONPUBLIC PERSONAL INFORMATION, CONFIDENTIALITY

Notwithstanding any provision herein to the contrary, the Sub-adviser hereto agrees on behalf of itself and its directors, trustees, shareholders, officers, and employees (1) to treat confidentially and as proprietary information of the Fund (a) all records and other information relative to the Fund's prior, present, or potential shareholders (and clients  of said shareholders) and (b) any "Non-public Personal Information," as defined under  Section 248.3(t) of Regulation S-P ("Regulation S-P"), promulgated under  the  Gramm-Leach-Bliley Act (the "G-L-B Act"), and (2) except after prior notification  to and approval in writing by the Trust, not to use such records  and  information  for  any  purpose other  than  the performance of its responsibilities and duties hereunder, or as otherwise permitted  by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Trust and communicated in writing to the Sub-adviser.  Such written approval shall not be unreasonably withheld by the Trust and may not be withheld where the Sub-adviser may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.

Each party to this Agreement shall keep confidential all Confidential Information (defined below) concerning the other party and will not use or disclose such information for any purpose other than the performance of its responsibilities and duties hereunder, unless the non-disclosing party has authorized such disclosure or if such disclosure is compelled by subpoena or is expressly required or requested by applicable federal or state regulatory and self-regulatory authorities. The receiving party may disclose or disseminate  the  disclosing party's Confidential Information to its employees and agents, including any market counterparty or broker for the Allocated Portion, that have a legitimate need to know such Confidential Information in order to assist the receiving party in performing its obligations under this Agreement. The receiving party shall advise all such foregoing persons of the receiving party's obligations of confidentiality and non-use under this Agreement, and the receiving party shall be responsible for ensuring compliance by such persons with such obligations.

Each party shall take commercially reasonable steps to prevent unauthorized access to the other party's Confidential Information. In addition, each party shall promptly notify the other party in writing upon learning of any unauthorized disclosure or use of the other party's Confidential Information by such party or its agents.

The term "Confidential Information," as used herein, means any of a party's proprietary or confidential information including, without limitation, any Non-public Personal information of such party, its affiliates, their respective clients or suppliers, or other persons with whom they do business, that may be obtained by the other party from any source or that may be developed as a result of this Agreement and Non-public Personal Information that is disclosed, directly or indirectly to the other party by or on behalf of the disclosing party, whether in writing, orally or by other means  and whether or not such information is marked as confidential. Confidential Information shall not include information a party to this Agreement can clearly establish was (a) known to the party prior to this Agreement; (b) rightfully acquired by the party from third parties whom the party reasonably believes are not under an obligation of confidentiality to the other party to this Agreement; (c) placed in public domain without fault of the party or its affiliates; or (d) independently developed by the party without  reference  or reliance  upon the nonpublic information.

Each party acknowledges and agrees that due to the unique nature of Confidential Information there can be no adequate remedy at law for any breach of its obligations under this Section 14, that any such breach or threatened breach may allow a party or third parties to unfairly compete with the other party resulting in irreparable harm to such party, and therefore, that upon any such breach or any threat thereof, each party will be entitled to appropriate temporary (until the matter may be resolved) equitable and injunctive relief from a court of competent jurisdiction without the necessity of proving actual loss.

  The provisions of this Section 14 shall survive any termination of this Agreement.

15.	CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES

The Sub-adviser acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the  ''Sarbanes-Oxley  Act"), and  the  implementing  regulations promulgated thereunder, the Trust and the Fund are required to make certain certifications  and  have adopted disclosure controls and procedures. To the extent reasonably requested by the Trust, the Sub-adviser agrees to use its best efforts to assist the Trust and the Fund in complying with the Sarbanes-Oxley Act and implementing the Trust's disclosure controls and procedures, and to inform the Trust of any material development related to the Fund that the Sub-adviser reasonably believes is relevant to the Fund's certification obligations under the Sarbanes-Oxley Act.

16.      REPORTS AND ACCESS

To the extent not otherwise identified in this Agreement, the Sub-adviser agrees to supply such other information and documentation to the Adviser and to permit such compliance inspections by the Adviser or the Fund as shall be reasonably necessary to permit the Adviser and the Fund's service providers to satisfy their obligations and respond to the reasonable requests of the Trust.

17.	COOPERATION WITH REGULATORY AUTHORITIES OR OTHER ACTIONS

The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

18.      NOTIFICATION

The Sub-adviser agrees that it will provide prompt notice to the Adviser and Fund about developments relating to its duties as Sub-adviser of which the Sub-adviser has or should have knowledge that would materially affect the Fund, including but not limited to material changes in the employment status of key investment management personnel involved in the management of the Fund, material changes in the investment process used to manage the Fund, material changes in senior management, operations, financial condition or ownership of the Sub-adviser's firm, and the occurrence of any event that would disqualify the Sub-adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the l940 Act or otherwise. The Sub-adviser shall promptly notify the Adviser and the Trust in the event that the Sub-adviser: (1) becomes subject to a statutory disqualification that prevents the Sub-adviser from serving as an investment adviser pursuant to this Agreement; or (2) is or expects to become the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority (including, without limitation, any self-regulatory organization). The Sub-adviser shall promptly notify (to the extent legally permitted), upon receipt, the Adviser of any correspondence from the SEC or other regulatory authority that specifically relates to the Trust or the Fund.

19.      NOTICES

Notices and other communications required or permitted under this Agreement shall be in writing, shall be deemed to be effectively delivered when actually received, and may be delivered by US mail (first class, postage prepaid), by facsimile transmission, by email, by hand or by commercial overnight delivery service, addressed as follows:

Adviser:	General Counsel Edward D. Jones & Co., L.P. 12555 Manchester Road St. Louis, MO 63131

and

Olive Street Investment Advisers, L.L.C. 12555 Manchester Road St. Louis, MO 63131 Attn: Helge K. Lee E-mail: helge.lee@edwardjones.com

Sub-adviser:
Pacific Investment Management Company
650 Newport Center Drive
Newport Beach, CA 92660
Fax: 949-720-1376
Attention: General Counsel
E-mail: IMAnotices@pimco.com
cc:  Roger Nieves and Lindsay Roberts
E-mail:yroger.nieves@pimco.com and
lindsav.roberts@pimco.com

Trust/Fund:	Bridge Builder Trust On behalf of Bridge Builder Core Plus Bond Fund 12555 Manchester Road St. Louis,, MO 63131 Attn: Helge K. Lee E-mail: helge.lee@ edwardjones.com

The  Adviser consents to the delivery of Allocated Portion statements, reports and other communications (collectively, "Communications") via electronic mail and/or  other electronic means acceptable to the Adviser in lieu of sending such Communications as hard copies via fax, mail or other means.  The Adviser may withdraw consent to electronic delivery at any time by giving the Sub-adviser notice pursuant to this Section.

20.	ASSIGNMENT

This Agreement shall automatically terminate, without the payment of any penalty, in the event of its "assignment," as that term is defined in section 2(a)(4) of the 1940 Act.

21.	SEVERABILITY AND ENTIRE AGREEMENT

If any provision of this Agreement shall be held or made invalid by a court decision statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement's subject matter.

22.	CAPTIONS

The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

23.	CONSULTATION WITH OTHER SUB-ADVISERS

In performance of its duties and obligations under this Agreement, the Sub-adviser shall not consult with any other sub-adviser to the Fund or a sub-adviser to a portfolio that is under common control with the Fund concerning transactions for the Fund, except as permitted by the Fund Procedures. The Sub-adviser shall not provide investment advice to any assets of the Fund other than the assets managed by the Sub-adviser.

24.	CHANGE IN THE SUB-ADVISER'S OWNERSHIP

The Sub-adviser agrees that it shall notify the Trust of any anticipated or otherwise reasonably foreseeable change in the ownership of the Sub-adviser within a reasonable time prior to such change being effected.

25.	COUNTERPARTS

This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures on this Agreement may be communicated by electronic transmission (which shall include facsimile or email) and shall be binding upon the parties so transmitting their signatures.

26.	MISCELLANEOUS

Where the effect of a requirement of the 1940 Act or Advisers Act, as amended, reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

27.	GOVERNING LAW

This Agreement shall be governed by, and construed in accordance with, the laws of the state of Delaware without giving effect to the conflict of laws principles of Delaware or any other jurisdiction; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the 1940 Act and the Advisers Act, as amended, and any rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day first set forth above.

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS DOCUMENT.

OLIVE STREET INVESTMENT ADVISERS, LLC
(Adviser)

By: /s/ Ryan Robson
Name: Ryan Robson
Title: President

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC
(Sub-adviser)

By: /s/ Roger Nieves
Name: Roger Nieves
Title: Managing Director